Exhibit 23(a)


                             KPMG Peat Marwick LLP

                         Independent Auditors' Consent
                         -----------------------------

The Board of Directors
GST Telecommunications, Inc.

We consent to the use of our report, dated November 22, 1996, incorporated herein by reference in the Registration Statement on Form S-3, dated September 16, 1997, of GST Telecommunications, Inc. and to the references to our firm under the "Experts" heading in the prospectus.


                                   By:  /s/ KPMG Peat Marwick
                                        ------------------------------
                                            KPMG Peat Marwick

Portland, Oregon
September 16, 1997